Exhibit 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report dated March 21, 2003, included in this Form 10-K, into WidePoint Corporation's previously filed Registration Statement on Form S-8 (File No. 333-55993).


                                                     /s/ GRANT THORNTON LLP


Chicago, Illinois
March 28, 2003